UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)                  March 29, 2010

                               EMCOR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                            11-2125338
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

     301 Merritt Seven, Norwalk, CT                     06851-1060
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(Address of Principal Executive Offices)                (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     (a) On March 29, 2010, EMCOR Group, Inc. (the "Company") entered into an Amendment to the Severance Agreements between EMCOR Group, Inc. and certain Executives (the "Omnibus Amendment to the Severance Agreements") amending the Severance Agreement between the Company and each of Frank T. MacInnis, Chief Executive Officer and Chairman of the Board, Anthony J. Guzzi, President and Chief Operating Officer, Sheldon I. Cammaker, Executive Vice President and General Counsel, Mark A. Pompa, Executive Vice President and Chief Financial Officer, and R. Kevin Matz, Executive Vice President - Shared Services (each, an "Executive Officer").

     The Omnibus Amendment to the Severance Agreements amends Section 3.02 of each Severance Agreement to provide, in the case of an Executive Officer's termination by the Company without cause or termination by the Executive Officer for good reason, for (a) payment to him in respect for the calendar year in which his employment terminates of a pro-rata portion of the Executive's incentive award dependent on the Company's financial performance (the "Exempt Award") based on the amount he would have been paid in respect of the Exempt Award had he been employed for the entire calendar year and (b) payment to him in respect of such year of a pro-rata portion of the Executive's targeted incentive award based upon achievement of his personal goals and objectives for such year. In no event may the amounts payable in respect of (a) and (b) exceed the amount the Executive Officer would have received as his maximum aggregate annual incentive award for the calendar year.

     The Omnibus Amendment to the Severance Agreements further provides that if target awards have not been established when the Executive Officer's employment is terminated by the Company without cause, by the Executive Officer for good reason, or due to his death or permanent disability, the targeted incentive awards for the year of termination shall be deemed to be those for the immediately preceding year.

     The Omnibus  Amendment to the Severance  Agreements  is attached  hereto as
     Exhibit 10.1, the terms of which are hereby incorporated herein by reference.

     (b) On March 29, 2010, the Board of Directors of the Company approved an amendment (the "LTIP Amendment") to the Company's Long Term Incentive Plan (the "LTIP"). The LTIP Amendment provides that in the event of a participant's termination of employment by reason of death or disability, by the Company without cause, or by the participant for good reason, the amount the participant would receive in respect of his cash award for each LTIP three year measurement period shall be a pro-rata portion of each cash award, if any, that he would have received had he been employed for the entire measurement period based on the Company's performance for such entire measurement period.

     The LTIP Amendment also provides that with respect to measurement periods commencing on or after January 1, 2010, the definition of earnings per share for a year is based on such year's net income after excluding from the calculation of net income (a) non-cash charges associated with the write-down of balance sheet values of assets, (b) investment banking, consulting, legal and accounting fees and related disbursements directly associated with any proposed or consummated (i) acquisition or investment during such year or (ii) sale or disposition of Company assets or securities during such year, (c) the effect of any changes in statutory tax rates from those in effect on March 29, 2010, (d) restructuring charges due to a sale or closure of a subsidiary's business, and (e) the cumulative effect of any change in accounting principles.

     The LTIP Amendment is attached hereto as Exhibit 10.2, the terms of which are hereby incorporated herein by reference.

     (c) The foregoing descriptions of the Omnibus Amendment to the Severance Agreements and the LTIP Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Omnibus Amendment to the Severance Agreements and the LTIP Amendment attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits

                 Exhibit
                 -------

              Exhibit 10.1 Amendment to the Severance Agreements between EMCOR Group, Inc. and Certain Executives

              Exhibit 10.2         Amendment to Long Term Incentive Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EMCOR GROUP, INC.



Date:  March 31, 2010                      By: /s/ Sheldon I. Cammaker
                                               --------------------------------
                                                Name:  Sheldon I. Cammaker
                                                Title: Executive Vice President
                                                       and General Counsel

                                  EXHIBIT 10.1
                                  ------------
                 AMENDMENT TO THE SEVERANCE AGREEMENTS BETWEEN
                    EMCOR GROUP, INC. AND CERTAIN EXECUTIVES
                    ----------------------------------------

     This Amendment dated this 29th day of March, 2010 is made by and between EMCOR Group, Inc. (the "Company") and each of the executives (each, an "Executive") named below and shall constitute a separate agreement as to each Executive.

     WHEREAS, the Company and each Executive has entered into a Severance Agreement (the "Severance Agreement"); and

     WHEREAS, the Company and each of the Executives desires to amend his Severance Agreement as hereafter provided.

     NOW THEREFORE, in consideration of the mutual promises and agreements of the parties as set forth below, the parties agree to amend each Severance Agreement as follows:

     1. Section 3.02 of each Severance Agreement is hereby amended to read, in its entirety, as follows:

     "3.02 In lieu of any further salary payments or bonuses to Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive (except as provided for in the Company's Long Term Incentive Plan), the Company shall pay to Executive (A) two times Executive's Base Salary in effect immediately prior to the occurrence of the event or circumstance upon which the Notice of Termination is based, (B) an amount equal to Executive's target Non-Plan Award for the calendar year in which his employment terminates, multiplied by a fraction (the "Applicable Fraction"), the numerator of which is the number of days in such calendar year Executive was an employee of the Company, and the denominator of which is 365, and (C) an amount equal to the payment, if any, that the Executive would have been paid in respect of his Plan Award for the calendar year in which his employment terminates had the Executive been employed by the Company for the entire calendar year, multiplied by the Applicable Fraction; provided, however, that the amount payable to the Executive under clauses (B) and (C) of this sentence shall not exceed, in the aggregate, the Applicable Fraction multiplied by the maximum aggregate annual incentive award that could have been payable to him for the year in which his employment terminates had he been employed by the Company for the entire calendar year. Subject to the provisions of Sections 6.04 and 6.05, the amount set forth in clause (A) of the immediately preceding sentence shall be payable in advance in 8 equal quarterly installments commencing with the Date of Termination and on each succeeding 90th day thereafter, subject to Section 21(a); the amount set forth in clause (B) of the immediately preceding sentence shall be payable in accordance with Section 21(a); and the amount set forth in clause (C) of the immediately preceding sentence shall be payable, if at all, on the later of the date six months after the date of the Executive's separation from service and the date when similar annual incentive awards under the Company's Key Executive Incentive Bonus Plan, or if not then in effect, granted under any similar plan, (the "Plan") are paid to the other senior executives of the Company who have remained in its employ throughout such calendar year. For purposes of the foregoing, "Plan Award" shall mean the award opportunity, if any, granted under the Plan (which award opportunity is intended, to the extent applicable, to qualify for the performance-based compensation exception under Section 162(m) of the Code), and "Non-Plan Award" shall mean any other annual cash performance based incentive award opportunity or opportunities to the Executive (other than, for the avoidance of doubt, under the Company Long Term Incentive Plan) for the calendar year in which his employment terminates. Notwithstanding the foregoing, if the Executive's employment terminates in a termination described in this Section 3.01 during a calendar year before the terms of annual award opportunities for such year shall have been established under the Plan or any other annual incentive program for the year of termination, then for purposes of this Section 3.02 (a) his target Non-Plan Award for such year of termination shall be deemed to be his target Non-Plan Award for the immediately preceding calendar year, and (b) his Plan Award for such year of termination shall be determined by assuming the same dollar pay-out opportunities (expressed as a percentage of his then salary) as the Executive had under his Plan Award for the immediately preceding calendar year, but with performance based on the Company performance goals established under the Plan for the year of termination."

     2. Paragraph (a) of Section 4.01 of each Severance Agreement is hereby amended to read, in its entirety, as follows:

     "(a) all unpaid amounts, as of the Date of Termination, in respect of any annual incentive awards for any calendar year ending before the calendar year in which such termination occurs, which would have been payable had Executive remained in the Company's employ until the date such annual incentive awards would otherwise have been paid, plus an amount equal to Executive's target annual incentive awards for the calendar year in which his employment terminates multiplied by a fraction, the numerator of which is the number of days in such calendar year Executive was an employee of the Company and the denominator of which is 365. Notwithstanding the foregoing, if the Executive's employment terminates in a termination described in this Section 4.01 during a calendar year before the terms of the annual award opportunities for such year shall have been established for the year of termination, then for purposes of this Section 4.01 such target annual incentive awards shall be deemed to be those for the immediately preceding calendar year;"

     3. Section 5.01 of each Severance Agreement is hereby amended to read, in its entirety, as follows:

     "5.01 In the event of Executive's death while an employee of the Company, Executive's estate or designated beneficiaries shall receive (i) payments of Executive's Base Salary for a period of three months after the date of death; (ii) all unpaid amounts, as of the date of death, in respect of any annual incentive awards for any calendar year ending before the calendar year in which such death occurs, which would have been payable had Executive remained in the Company's employ until the date such annual incentive awards would otherwise have been paid, plus an amount equal to
     (i) the Executive's target annual incentive awards for the calendar year in which his death occurs multiplied by a fraction, the numerator of which is the number of days in such calendar year Executive was an employee of the Company, and the denominator of which is 365; and (iii) any death benefits provided under the employee benefit programs, in accordance with their terms. Notwithstanding the foregoing, if the Executive's employment terminates in a termination described in this Section 5.01 during a calendar year before the terms of annual award opportunities for such year shall have been established for the year of termination, then for purposes of this Section 5.01, such target annual award opportunities shall be deemed to be those for the immediately preceding calendar year."

     Except as amended hereby, each Severance Agreement shall remain in full force and effect in accordance with its terms.

     This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and agreed to as of the date first written above.


                                          EMCOR GROUP, INC.

                                          By: /s/ Frank T. MacInnis
                                              ----------------------------------
                                              Chairman of the Board and
                                              Chief Executive Officer

                                          By: /s/ Sheldon I. Cammaker
                                              ----------------------------------
                                              Executive Vice President
                                              and General Counsel

                                          EXECUTIVES


                                          By: /s/ Frank T. MacInnis
                                              ----------------------------------
                                              Chairman of the Board and
                                              Chief Executive Officer

                                          By: /s/ Anthony J. Guzzi
                                              ----------------------------------
                                              President and Chief Operating
                                              Officer

                                          By: /s/ Sheldon I. Cammaker
                                              ----------------------------------
                                              Executive Vice President
                                              and General Counsel

                                          By: /s/ R. Kevin Matz
                                              ----------------------------------
                                              Executive Vice President - Shared
                                              Services

                                          By: /s/ Mark A. Pompa
                                              ----------------------------------
                                              Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT 10.2
                                  ------------
                                SECOND AMENDMENT
                                     TO THE
                            LONG TERM INCENTIVE PLAN
                              OF EMCOR GROUP, INC.
                              --------------------


     This Second Amendment to the EMCOR Group, Inc. Long Term Incentive Plan is made as of March 29, 2010.

     NOW, THEREFORE, the Long Term Incentive Plan is hereby amended as follows:

     1. Section 2 is hereby amended to add the following paragraph to the definition of Earnings Per Share:

     "Earnings Per Share" for a Three Year Applicable Period commencing on or after January 1, 2010 shall mean the aggregate of the diluted earnings per share of the Company's Common Stock for each of such three years, as reported in the Company's "Consolidated Statements of Operations" for such years in accordance with generally accepted accounting principles; provided, however, that in computing net income to arrive at any such year's earnings per share there shall be excluded from the calculation of such net income (a) non-cash charges associated with the write-down of balance sheet values of assets, (b) investment banking, consulting, legal, and accounting fees and related disbursements directly associated with any proposed or consummated (i) acquisition or investment or (ii) sale or disposition of Company assets or securities, (c) the effect of any changes in statutory tax rates from those in effect on March 29, 2010, (d) restructuring charges due to sale or closure of a subsidiary's business, and (e) the cumulative effect of any change in accounting principles; and provided further, however, that the Compensation Committee may, within the first 90 days of a Three Year Applicable Period, adjust any such period's Earnings Per Share, to the extent permitted under Section 162(m) of the Code, to omit the impact on such Earnings Per Share of extraordinary items, gains or losses on the acquisition or disposal of a business, and/or unusual or infrequently occurring events and transactions."

     2. Section 7.4 is hereby amended so that it reads in its entirety as follows:

     "7.4 Early Termination of Employment. If a Participant shall not be in the employ of the Company or Subsidiary as of the end of an Applicable Three Year Period, and if his employment shall have been terminated by the Company or a Subsidiary for Cause or by the Participant without Good Reason, the Participant shall not be entitled to any payment in respect of his Performance Based Target Bonus for such period. If the Participant's employment shall be terminated during an Applicable Three Year Period, (i) by the Company or a Subsidiary without Cause, (ii) by reason of his Disability or death, (iii) by the Participant with Good Reason or (iv) by the Participant by Retirement, then such Participant shall be entitled with respect to such period to payment in cash equal to the product of (A) a fraction, the numerator of which is the number of full and partial months which have elapsed in the applicable period prior to his termination of employment and the denominator of which is the total number of months in the applicable period and (B) the amount, if any, he would have received as contemplated by Section 7.1(b) hereof in respect of such period had he remained in the Company's or a Subsidiary's employ through the entirety of such period, based on actual performance for such period.

     If there shall be a Change of Control, promptly thereafter (and in all events by the end of the calendar year in which the Change of Control occurs or by the 15th day of the third month following the date of the Change of Control, if later) each Participant shall be paid his Performance Based Target Bonus in respect of each ongoing Applicable Three Year Period in which he participates in accordance with the terms thereof as if the Company's Earnings Per Share for such period was 100% of the applicable EPSO for such period."


     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                          EMCOR GROUP, INC.

                                          By: /s/ Frank T. MacInnis
                                              ----------------------------------
                                              Chairman of the Board and
                                              Chief Executive Officer